UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 25, 2023
ROLLINS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4422	51-0068479
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2170 Piedmont Road, N.E., Atlanta, Georgia 30324
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (404) 888-2000
Not Applicable
(Former name of former address, if changes since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ROL	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   o

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 25, 2023, Rollins, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders considered the following proposals: (i) to elect one Class II and four Class I director nominees to serve as directors of the Company until the Company’s 2024 and 2026 annual meeting of stockholders, respectively, or until their successors are duly elected and qualified; (ii) to hold an advisory (non-binding) vote to approve the compensation of the Company’s named executive officers; and (iii) to hold an advisory (non-binding) vote on the frequency of future stockholder advisory votes to approve the compensation paid to the Company’s named executive officers.

Proposal 1: To elect one Class II and four Class I director nominees to serve as directors of the Company until the Company’s 2024 and 2026 annual meeting of stockholders, respectively, or until their successors are duly elected and qualified.

Each director nominee received the affirmative vote of a plurality of the votes cast by the shares of the Company common stock entitled to vote. Vote results for each director nominee were as follows:

Class I Directors to be elected for a three-year term expiring in 2026:

Director Nominees	For	Withheld	Broker Non-Votes*
Jerry E. Gahlhoff	454,049,355	4,298,426	0
Patrick J. Gunning	448,793,258	9,554,522	0
Gregory B. Morrison	450,375,326	7,972,455	0
Jerry W. Nix	400,341,969	57,964,767	0

Class II Director to be elected for a one-year term expiring in 2024:

Director Nominee	For	Withheld	Broker Non-Votes*
P. Russell Hardin	456,490,137	1,857,644	0

Proposal 2: To hold an advisory (non-binding) vote to approve the compensation of the Company’s named executive officers.

A majority of stockholders voted, on an advisory (non-binding) basis, to approve the compensation of the Company's named executive officers. Vote results were as follows:

For	Against	Abstain	Broker Non-Votes*
414,837,111	42,112,278	1,398,386	0

Proposal 3: To hold an advisory (non-binding) vote on the frequency of future stockholder advisory votes to approve the compensation paid to the Company’s named executive officers.

A majority of stockholders voted, on an advisory (non-binding) basis, to approve a frequency vote on the compensation of the Company's named executive officers every three years. Vote results were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes*
176,427,427	762,035	279,810,730	1,347,575	0

*There were no broker non-votes on the above proposals at the Annual Meeting as all proposals are considered “non-routine” proposals under the rules of the New York Stock Exchange (“NYSE”). Under the NYSE rules, brokers and broker nominees cannot exercise their “discretionary voting” authority on non-routine proposals.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Rollins, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ROLLINS, INC.

Date: April 28, 2023	By:	/s/ Kenneth D. Krause
	Name:	Kenneth D. Krause
	Title:	Executive Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)